UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 25, 2006

PBS Holding, Inc.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  000-25523

Nevada	86-0857752
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

433 Kitty Hawk Drive, Suite 226

Universal City, TX  78148

(Address and zip code of principal executive offices)

(210) 658-4675
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

                                                On April 25, 2006, PBS Holding, Inc. (“PBS” or the “Registrant”) terminated its letter of intent with, and negotiations to acquire, Heart Employee Leasing, Inc. (“Heart”) as the parties were unable to reach a mutually acceptable agreement upon the terms and conditions of the transaction. In a Current Report on Form 8-K filed on February 24, 2006, PBS previously reported that it had entered into a letter of intent to acquire Heart (the “Letter of Intent”).

Item 7.01. Regulation FD Disclosure.

                                                On April 25, 2006, the Registrant terminated the Letter of Intent with, and negotiations to acquire, Heart as the parties were unable to reach a mutually acceptable agreement upon the terms and conditions of the transaction.

The information is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2006	PBS Holding, Inc.
(Registrant)

	By:	/s/ Patrick D. Matthews
Patrick D. Matthews
President and Chief Executive Officer